                                                                    EXHIBIT 99.1

                           STARSIGHT TELECAST, INC.

                           CONDENSED BALANCE SHEETS
                       (in thousands, except share data)

                                                            March 31, 1997
                                                              (Unaudited)           Dec. 31, 1996
                                                            --------------          -------------
ASSETS

CURRENT ASSETS:
Cash and cash equivalents                                        $   9,855              $  25,708
Short-term investments                                              19,805                  1,989
Accounts receivable                                                  1,759                  3,047
Other                                                                  399                    352
                                                            --------------          -------------
Total current assets                                                31,818                 31,096

FURNITURE, FIXTURES AND EQUIPMENT, net of
  accumulated depreciation of $4,881 and $4,651                        978                  1,074

PATENTS AND LICENSES, net of accumulated
  amortization of $917 and $853                                      2,927                  2,861
                                                            --------------          -------------
TOTAL ASSETS                                                     $  35,723              $  35,031
                                                            ==============          =============

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable and accrued expenses                            $   9,965              $   4,323
Deferred revenue                                                    13,426                 11,170
                                                            --------------          -------------
Total current liabilities                                           23,391                 15,493
                                                            --------------          -------------
LONG-TERM DEFERRED REVENUE                                           9,700                  9,700

SHAREHOLDERS' EQUITY:
Common stock, no par value. Authorized 50,000,000 shares;
  issued and outstanding 25,614,686 and 25,556,304 at
  March 31, 1997 and December 31, 1996, respectively               126,134                125,972
Unearned compensation                                                 (388)                  (399)
Accumulated deficit                                               (123,114)              (115,735)
                                                            --------------          -------------
Total shareholders' equity                                           2,632                  9,838
                                                            --------------          -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                       $  35,723              $  35,031
                                                            ==============          =============

See notes to condensed financial statements.

                           STARSIGHT TELECAST, INC.

                      CONDENSED STATEMENTS OF OPERATIONS
                                  (Unaudited)
                     (in thousands, except per share data)

                                               Three Months Ended
                                                    March 31,
                                               1997         1996
                                             -------      -------
REVENUES                                      $4,828       $1,246

OPERATING COSTS AND EXPENSES:
Selling and marketing                          4,965        2,749
Research and development                       1,271          888
General and administrative                     6,468        4,498
                                             -------      -------
Total operating costs and expenses            12,704        8,135
                                             -------      -------
OPERATING LOSS                                (7,876)      (6,889)

OTHER INCOME, NET                                497          126
                                             -------      -------
NET LOSS                                     ($7,379)     ($6,763)
                                             =======      =======

LOSS PER COMMON SHARE                         ($0.29)      ($0.30)
                                             =======      =======

WEIGHTED AVERAGE SHARES OUTSTANDING           25,590       22,792
                                             =======      =======

See notes to condensed financial statements.

                           STARSIGHT TELECAST, INC.

                      CONDENSED STATEMENTS OF CASH FLOWS
                                  (Unaudited)
                                (in thousands)

                                                           Three Months Ended
                                                                March 31,
                                                           1997         1996
                                                         -------      -------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                 ($7,379)     ($6,763)
Adjustments to reconcile net loss to net cash
  provided by (used in) operating activities:
    Amortization of unearned compensation                     11          245
    Depreciation and amortization                            294          384
    Changes in assets and liabilities                      9,139          730
                                                         -------      -------
Net cash provided by (used in) operating activities        2,065       (5,404)
                                                         -------      -------
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of short-term investments                      (19,816)           0
Maturities of short-term investments                       2,000            0
Acquisitions of furniture, fixtures and equipment           (134)        (109)
Additions to patents and licenses                           (130)         (16)
                                                         -------      -------
Net cash used in investing activities                    (18,080)        (125)
                                                         -------      -------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from the issuance of common stock, net                0       24,625
Proceeds from the exercise of options for common stock       162          148
                                                         -------      -------
Net cash provided by financing activities                    162       24,773
                                                         -------      -------
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS         (15,853)      19,244

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD            25,708        8,787
                                                         -------      -------
CASH AND CASH EQUIVALENTS, END OF PERIOD                  $9,855      $28,031
                                                         =======      =======

See notes to condensed financial statements.

                           STARSIGHT TELECAST, INC.

                    NOTES TO CONDENSED FINANCIAL STATEMENTS
                                  (UNAUDITED)

                                MARCH 31, 1997


1.      Basis of Presentation

The interim condensed financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary for a fair presentation of the results for the interim periods. These interim condensed financial statements should be read in conjunction with the financial statements and notes thereto included in the Company's Form 10-K for the year ended December 31, 1996. The interim results of operations are not necessarily indicative of the results for the entire year ending December 31, 1997.

The amounts appearing in the December 31, 1996 condensed balance sheet are derived from the audited balance sheet included in the financial statements in the Company's Form 10-K for the year ended December 31, 1996.

2.      Loss Per Share

Loss per share is based on the weighted average number of shares of common stock and dilutive common stock equivalents outstanding for the periods.

3.      Subsequent Events

On May 8, 1997, the Company and Gemstar International Group Limited merged.

In April 1997, the Company entered into a license agreement with Scientific-Atlanta, Inc. (S/A), whereby S/A would pay the Company royalties for products shipped incorporating the Company's technology.